Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 4,669.48
Total Transaction Valuation	33,812,246.23
Total Offset Amount	0.00
Net Fee	$ 4,669.48